Exhibit 10.3.1
REVOLVING LOAN GUARANTEE
          REVOLVING LOAN GUARANTEE dated as of October 31, 2007 (this “Guarantee”), by each of the signatories listed on the signature pages hereto and each of the other entities that becomes a party hereto pursuant to Section 19 (the “Guarantors” and individually, a “Guarantor, in favor of the Collateral Agent (as defined below) for the benefit of the Secured Parties (as defined below).
W I T N E S S E T H:
          WHEREAS, McJunkin Corporation, a West Virginia corporation, (the “Borrower”) is party to the Revolving Loan Credit Agreement, dated as of October 31, 2007 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”) among the Borrower, the lending institutions from time to time party thereto (the “Lenders”), the letter of credit issuers from time to time named therein (the “Letter of Credit Issuers”), The CIT Group/Business Credit, Inc. (“CIT”), as Administrative Agent, CIT and Bank of America, N.A., as Co-Collateral Agents (collectively, the “Collateral Agent”), and the other Persons from time to time party thereto, pursuant to which the Lenders have severally agreed to make Loans to the Borrower, and the Letter of Credit Issuers have agreed to issue Letters of Credit for the account of the Borrower, upon the terms and subject to the conditions set forth therein, (collectively, the “Extensions of Credit”);
          WHEREAS, each Guarantor is a direct or indirect wholly-owned Subsidiary or an Affiliate, as the case may be, of the Borrower;
          WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrower to make valuable transfers to the Guarantors in connection with the operation of their respective businesses;
          WHEREAS, each Guarantor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit; and
          WHEREAS, it is a condition precedent to the obligation of the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Collateral Agent for the ratable benefit of the Secured Parties;
          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent, the Syndication Agent, the Lenders and Letter of Credit Issuers to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower thereunder, the Guarantors hereby agree with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

          SECTION 1. Defined Terms.
          (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          (b) In this Guarantee, the following terms shall have the following meanings:
          “Administrative Agent” shall have the meaning assigned to such term in the recitals hereto.
          “Borrower” shall have the meaning assigned to such term in the recitals hereto.
          “Collateral Agent” shall have the meaning assigned to such term in the recitals hereto.
          “Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.
          “Extensions of Credit” shall have the meaning assigned to such term in the recitals hereto.
          “Guarantee” shall have the meaning assigned to such term in the preamble hereto.
          “Guarantor” or “Guarantors” shall have the meaning assigned to each such term in the preamble hereto.
          “Lenders” shall have the meaning assigned to such term in the recitals hereto.
          “Letter of Credit Issuers” shall have the meaning assigned to such term in the recitals hereto.
          “Obligations” shall mean the collective reference to (i) the due and punctual payment of (x) the principal of and premium, if any, and interest at the applicable rate provided in the Credit Agreement (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding, under the Bankruptcy Code or any applicable provision of comparable state or foreign law, whether or not such interest is an allowed claim in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (y) each payment required to be made by the Borrower under the Credit Agreement or any other Credit Documents in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (z) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any proceeding under the Bankruptcy Code or any applicable provision of comparable state or foreign law, whether or not such interest is an allowed claim in such proceeding), of the Borrower or any other Credit Party to any of the Secured Parties under the Credit Agreement and any other Credit Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Credit Documents, and (iii) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each other Credit Party under or pursuant to this Guarantee or the other Credit Documents.
          “Secured Parties” shall mean, collectively, (i) the Lenders, (ii) the Administrative Agent, (iii) the Collateral Agent, (iv) the Letter of Credit Issuers, (v) the Swingline Lender, (vi) the Syndication Agent, (vii) the beneficiaries of each indemnification obligation undertaken by any Credit Party under the Credit Documents and (viii) any successors, indorsees, transferees and assigns of each of the foregoing.
          (c) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section references are to Sections of this Guarantee unless otherwise specified. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”
          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
          SECTION 2. Guarantee.
          (a) Subject to the provisions of Section 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Collateral Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. This is a Guarantee of payment and not collection.
          (b) Anything herein or in any other Credit Document to the contrary notwithstanding, if and to the extent required in order for the Obligations of any Guarantor to be enforceable under applicable federal, state and other laws relating to the insolvency of debtors, the maximum liability of such Guarantor hereunder and under the other Credit Documents shall in no event exceed the greatest amount that can be guaranteed by such Guarantor under such laws, after giving effect to any rights of contribution arising under Section 3. Each Guarantor acknowledges and agrees that, to the extent not prohibited by applicable law, (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Guarantee, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2(b) or to reduce, or request judicial relief reducing, the amount of its liability under this Guarantee, and (iii) the limitation set forth in this Section 2(b) may be enforced only to the extent required under such laws in order for the obligations of such Guarantor under this Guarantee to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions thereof.

          (c) Each Guarantor agrees to pay or reimburse any and all expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by the Collateral Agent or any other Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee.
          (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or the Collateral Agent or any other Secured Party hereunder.
          (e) No payment or payments made the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Collateral Agent or any other Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, which shall, notwithstanding any such payment or payments (other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations under the Credit Documents are paid in full, and the Commitments are terminated.
          (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Collateral Agent or any other Secured Party on account of its liability hereunder, it will notify the Collateral Agent in writing that such payment is made under this Guarantee for such purpose.
          SECTION 3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder (including by way of set-off rights being exercised against it), such Guarantor shall be entitled, subject to and upon payment in full of the Obligations under the Credit Documents, to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Collateral Agent and the other Secured Parties, and each Guarantor shall remain liable to the Collateral Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.
          The obligations of the Guarantors under the Credit Documents, including their liability for the Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectibility or sufficiency of any right of reimbursement or contribution arising under this Section 3. The invalidity, insufficiency, unenforceability or uncollectibility of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Secured Party against any Guarantor or its property. The Secured Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right. Each Guarantor reserves any and all other rights of reimbursement or contribution at any time available to it as against any other Guarantor, but (i) the exercise and enforcement of any such rights shall be subject to the terms and conditions of Section 5 hereof, and (ii) neither the Collateral Agent nor any other Secured Party shall ever have any duty or liability whatsoever in respect of any such right.
          SECTION 4. Right of Set-off. In addition to any rights and remedies of the Secured Parties provided by this Guarantee or by law, each Guarantor hereby irrevocably authorizes each Secured Party at any time and from time to time following the occurrence and during the continuance of an Event of Default without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply against any amount due and payable by such Guarantor hereunder (whether at stated maturity, by acceleration or otherwise), any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Guarantor. Each Secured Party shall notify such Guarantor promptly of any such set-off and the appropriation and application made by such Secured Party, provided that the failure to give such notice shall not affect the validity of such set-off and application.
          SECTION 5. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or appropriation and application of funds of any of the Guarantors by the Collateral Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights (or if subrogated by operation of law, such Guarantor hereby waives such rights to the extent permitted by applicable law) of the Collateral Agent or any other Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any other Secured Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Collateral Agent and the other Secured Parties by the Credit Parties on account of the Obligations under the Credit Documents are paid in full, and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such reimbursement or contribution rights at any time when all the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Obligations, whether due or to become due, in such order as the Collateral Agent may determine.
          SECTION 6. Amendments, etc. with Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, increased, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Credit Agreement, the other Credit Documents, the Letters of Credit and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be), and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.
          SECTION 7. Guarantee Absolute and Unconditional; Waiver of Rights.
          (a) Each Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Obligations, and notice of or proof of reliance by the Collateral Agent or any other Secured Party upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. To the fullest extent permitted by applicable law, each Guarantor waives diligence, promptness, presentment, protest and notice of protest, demand for payment or performance, notice of default or nonpayment, notice of acceptance and any other notice to or upon the Borrower or any Guarantor in respect of the Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any other Credit Document, any Letter of Credit, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any

Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
          (b) This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns until all Obligations under the Credit Documents (other than any contingent indemnity obligations not then due) shall have been satisfied by payment in full, and the Commitments thereunder shall be terminated and no Letters of Credit thereunder shall be outstanding, notwithstanding that from time to time during the term of the Credit Agreement the Credit Parties may be free from any Obligations.
          (c) A Guarantor shall automatically be released from its obligations hereunder and the Guarantee of such Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary Guarantor.
          SECTION 8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
          SECTION 9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars in immediately available funds at the Collateral Agent’s Office.
          SECTION 10. Representations and Warranties; Covenants.
          (a) Each Guarantor hereby represents and warrants that the representations and warranties set forth in Section 8 of the Credit Agreement as of the Closing Date as they relate to such Guarantor or in the other Credit Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Collateral Agent and each other Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.
          (b) Each Guarantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that, from and after the date of this Guarantee until the Obligations under the Credit Documents are paid in full, and the Commitments are terminated, such Guarantor shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken, as the case may be, so that no violation of any provision, covenant or agreement contained in Section 9 or Section 10 of the Credit Agreement and so that no Default or Event of Default, is caused by any act or failure to act of such Guarantor or any of its Subsidiaries.
          SECTION 11. Authority of the Collateral Agent.
          (a) The Collateral Agent enters into this Guarantee in its capacity as agent for the Secured Parties from time to time. The rights and obligations of the Collateral Agent under this Guarantee at any time are the rights and obligations of the Secured Parties at that time. Each of the Secured Parties has (subject to the terms of the Credit Documents) a several entitlement to each such right, and a several liability in respect of each such obligation, in the proportions described in the Credit Documents. The rights, remedies and discretions of the Secured Parties, or any of them, under this Guarantee may be exercised by the Collateral Agent. As between the Collateral Agent and the Guarantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting. No party to this Guarantee is obliged to inquire whether an exercise by the Collateral Agent of any such right, remedy or discretion is within the Collateral Agent’s authority as agent for the Secured Parties. All powers, authorizations and agencies contained in this Guarantee are coupled with an interest and are irrevocable until this Guarantee is terminated.
          (b) Each party to this Guarantee acknowledges and agrees that any changes (in accordance with the provisions of the Credit Documents) in the identity of the persons from time to time comprising the Secured Parties gives rise to an equivalent change in the Secured Parties, without any further act. Upon such an occurrence, the persons then comprising the Secured Parties are vested with the rights, remedies and discretions and assume the obligations of a Secured Party under this Guarantee. Each party to this Guarantee irrevocably authorizes the Collateral Agent to give effect to the change in Secured Party contemplated in this Section 11 (b) by countersigning an Assignment and Acceptance.
          SECTION 12. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.
          SECTION 13. Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Guarantee signed by all the parties shall be lodged with the Collateral Agent and the Borrower.
          SECTION 14. Severability. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 15. Integration. This Guarantee, together with the other Credit Documents, represents the agreement of each Guarantor, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the other Credit Documents.
          SECTION 16. Amendments in Writing; No Waiver; Cumulative Remedies.
          (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in accordance with Section 14.1 of the Credit Agreement.
          (b) Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 16(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or any such Secured Party would otherwise have on any future occasion.
          (c) The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
          SECTION 17. Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
          SECTION 18. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors and assigns; provided, that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Collateral Agent.
          SECTION 19. Additional Guarantors. Each Subsidiary of the Borrower that is required to become a party to this Guarantee pursuant to Section 9.11 of the Credit Agreement shall become a Guarantor, with the same force and effect as if originally named as a Guarantor herein, for all purposes of this Guarantee upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guarantee shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.
          SECTION 20. Acknowledgments. Each Guarantor hereby acknowledges that:
          (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Credit Documents to which it is a party;
          (b) no Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Credit Documents, and the relationship between the Guarantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
          (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.
          SECTION 21. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
          SECTION 22. Submission to Jurisdiction; Waivers; Service of Process. Each Guarantor hereby irrevocably and unconditionally:
     (i) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
     (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
     (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement, and such Guarantor hereby irrevocably authorizes and directs the Borrower to accept such service on its behalf;
     (iv) agrees that nothing herein shall affect the right of the Collateral Agent or any other Secured Party to effect service of process in any other manner permitted by law or shall limit the right of the Collateral Agent or any other Secured Party to sue in any other jurisdiction; and
     (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 21 any special, exemplary, punitive or consequential damages.
          SECTION 23. GOVERNING LAW. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follow]

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

RED MAN PIPE & SUPPLY CO., as a Guarantor
By:	/s/ Dee Paige
	Name:	Dee Paige
	Title:	Chief Financial Officer

[Signature Page to Guarantee]

MIDWAY-TRISTATE CORPORATION, as a Guarantor
By:	/s/ Henry B. Wehrle III
	Name:	Henry B. Wehrle III
	Title:	President

[Signature Page to Guarantee]

MCJUNKIN APPALACHIAN OILFIELD SUPPLY COMPANY, as a Guarantor
By:	/s/ David A. Fox, III
	Name:	David A. Fox, III
	Title:	Executive Vice President

[Signature Page to Guarantee]

MCJUNKIN NIGERIA LIMITED, as a Guarantor
By:	/s/ Henry B. Wehrle III
	Name:	Henry B. Wehrle III
	Title:	Vice President

[Signature Page to Guarantee]

MCJUNKIN DEVELOPMENT CORPORATION, as a Guarantor
By:	/s/ Henry B. Wehrle III
	Name:	Henry B. Wehrle III
	Title:	Vice President

[Signature Page to Guarantee]

MCJUNKIN-PUERTO RICO CORPORATION, as a Guarantor
By:	/s/ Henry B. Wehrle III
	Name:	Henry B. Wehrle III
	Title:	President

[Signature Page to Guarantee]

MCJUNKIN-WEST AFRICA CORPORATION, as a Guarantor
By:	/s/ Henry B. Wehrle III
	Name:	Henry B. Wehrle III
	Title:	President

[Signature Page to Guarantee]

MILTON OIL & GAS COMPANY, as a Guarantor
By:	/s/ Henry B. Wehrle III
	Name:	Henry B. Wehrle III
	Title:	President

[Signature Page to Guarantee]

GREENBRIER PETROLEUM CORPORATION, as a Guarantor
By:	/s/ Henry B. Wehrle III
	Name:	Henry B. Wehrle III
	Title:	President

[Signature Page to Guarantee]

RUFFNER REALTY COMPANY, as a Guarantor
By:	/s/ Henry B. Wehrle III
	Name:	Henry B. Wehrle III
	Title:	President

[Signature Page to Guarantee]

WEST OKLAHOMA PVF COMPANY, as a Guarantor
By:	/s/ Henry B. Wehrle III
	Name:	Henry B. Wehrle III
	Title:	President

[Signature Page to Guarantee]

WESCO ACQUISITION PARTNERS, INC., as a Guarantor
By:	/s/ Craig Ketchum
	Name:	Craig Ketchum
	Title:	Chairman of the Board

[Signature Page to Guarantee]

The CIT Group/Business Credit, Inc., as Co-Collateral Agent
By:	/s/ Cyntra A. Trani
	Name:	Cyntra A. Trani
	Title:	Senior Vice President

Bank of America, N.A., as Co-Collateral Agent
By:	/s/ Joy L. Bartholomew
	Name:	Joy L. Bartholomew
	Title:	Senior Vice President

[Signature Page to Guarantee]